Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jean-Pierre Paquin, President (Principal Executive Officer) of BBH Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of BBH Select Series – Large Cap Fund, BBH Global Core Select, BBH Partner Fund - International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund, BBH Income Fund and BBH U.S. Government Money Market Fund for the annual period ended October 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 11, 2021	/s/ Jean-Pierre Paquin
Jean-Pierre Paquin, President
(Principal Executive Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Charles H. Schreiber, Treasurer(Principal Financial Officer) of BBH Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of BBH Select Series – Large Cap Fund, BBH Global Core Select, BBH Partner Fund - International Equity, BBH Limited Duration Fund, BBH Intermediate Municipal Bond Fund, BBH Income Fund and BBH U.S. Government Money Market Fund for the annual period ended October 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 11, 2021	/s/ Charles H. Schreiber
Charles H. Schreiber, Treasurer
(Principal Financial Officer)